FORM 8-K
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                              ---------------



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported):   June 29, 1999


                        KAISER ALUMINUM CORPORATION
           (Exact name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)



                                   1-9447
                          (Commission File Number)



                                 94-3030279
                  (I.R.S. Employer Identification Number)





    5847 SAN FELIPE, SUITE 2600
           HOUSTON, TEXAS                            77057-3010
  (Address of Principal Executive                    (Zip Code)
              Offices)



    Registrant's telephone number, including area code:  (713) 267-3777





Item 5.   Other Events

          On June 29, 1999, Kaiser Aluminum Corporation announced that its financial results for the second quarter of 1999 will include a net pre-tax gain of approximately $13 million as a result of two significant non-operating items: a gain on the sale of its interest in a wheel joint venture and a non-cash charge for asbestos-related claims. A copy of the press release issued in this connection is incorporated by reference herein and is attached hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

                    Exhibit 99:  Press release dated June 29, 1999


                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KAISER ALUMINUM CORPORATION

                                        (Registrant)


                                        By:            /S/ DANIEL D. MADDOX
                                                         Daniel D. Maddox
Dated:  July 2, 1999                                   Vice President and
                                                            Controller


                               EXHIBIT INDEX


Exhibit 99.    Press release dated June 29, 1999